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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: JULY 28, 2000



                               INSILCO HOLDING CO.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





   Delaware                         0-24813                       06-1158291
   --------                         -------                       ----------
(STATE OR OTHER                   (COMMISSION                    (IRS EMPLOYER
JURISDICTION OF                     FILE NO.)                    IDENTIFICATION
INCORPORATION OR                                                     NUMBER)
 ORGANIZATION)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




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ITEM 5.  OTHER EVENTS.

The Company's press release issued July 28, 2000 is attached as an exhibit and is incorporated herein by reference.





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.


               EXHIBIT NO.                       DESCRIPTION

                 99 (a)       Press release of the Company issued July 28, 2000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     INSILCO HOLDING CO.
                                     --------------------------------
                                     Registrant



Date:    July 28, 2000               By: /s/  MICHAEL R. ELIA
                                         ----------------------------
                                         Michael R. Elia
                                         Senior Vice President, Chief Financial
                                         Officer, Treasurer and Secretary

                                  EXHIBIT INDEX



       EXHIBIT NO.                            DESCRIPTION


         99 (a)              Press release of the Company issued July 28, 2000.